UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     June 14, 2007
                                                ----------------------------

       J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC19
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                         (Exact name of issuing entity)

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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            (Exact name of the depositor as specified in its charter)

             JPMorgan Chase Bank, National Association and CIBC Inc.
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             (Exact name of sponsors as specified in their charters)


        New York                      333-140804-02              13-3789046
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(State or other jurisdiction      (Commission File Number     (IRS Employer
of incorporation of depositor)       of issuing entity)        Identification
                                                               No. of depositor)

                  270 Park Avenue
                  New York, New York                              10017
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(Address of principal executive offices of depositor)    (Zip Code of depositor)


Depositor's telephone number, including area code      (212) 834-9280
                                                 -------------------------------

                              Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On June 14, 2007, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Depositor") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of June 14, 2007 (the "Pooling and Servicing Agreement"), by and among the Depositor, Capmark Finance Inc., as a master servicer, Wells Fargo Bank, N.A., as a master servicer, LNR Partners, Inc., as special servicer, and LaSalle Bank National Association, as trustee and as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC19, Commercial Mortgage Pass-Through Certificates, Series 2007-CIBC19 (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-1A, Class X, Class A-M, Class A-J, Class B, Class C, Class D and Class E Certificates, having an aggregate initial principal amount of $3,025,841,000, were sold to J.P. Morgan Securities Inc., CIBC World Markets Corp. and Bear, Stearns & Co. Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated June 5, 2007, by and among the Depositor and the Underwriters.

      On June 14, 2007, the Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class P, Class Q, Class NR, Class R and Class LR Certificates (collectively, the "Private Certificates") were sold to J.P. Morgan Securities Inc., as initial purchaser pursuant to a Certificate Purchase Agreement, dated June 5, 2007, by and between the Depositor and J.P. Morgan Securities Inc. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act. The net proceeds of the sale of the Private Certificates were applied to the purchase of the mortgage loans by the Depositor from JPMorgan Chase Bank, National Association and CIBC Inc.

      Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated June 5, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, CIBC World Markets Corp. for itself as one of the underwriters and J.P. Morgan Securities Inc., for itself and as representative of CIBC World Markets Corp. and Bear, Stearns & Co. Inc., as underwriters.

Exhibit 4 Pooling and Servicing Agreement, dated as of June 14, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Capmark Finance Inc., as a master servicer, Wells Fargo Bank, N.A., as a master servicer, LNR Partners, Inc., as special servicer, and LaSalle Bank National Association, as trustee and as paying agent.

Exhibit 10.1 Mortgage Loan Purchase Agreement, dated as of June 14, 2007, between JPMorgan Chase Bank, National Association and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

Exhibit 10.2 Mortgage Loan Purchase Agreement, dated as of June 14, 2007, between CIBC Inc. and J.P. Morgan Chase Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by CIBC Inc.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 29, 2007                       J.P. MORGAN CHASE COMMERCIAL
                                          MORTGAGE SECURITIES CORP.




                                          By:  /s/ Kunal K. Singh
                                             -----------------------------------
                                             Name:  Kunal K. Singh
                                             Title: Vice President

                              INDEX TO EXHIBITS

Item 601(a) of
Regulation S-K                                                      Paper (P) or
Exhibit No.     Description                                       Electronic (E)
-----------     -----------                                       --------------

1               Underwriting Agreement, dated June 5, 2007, by and      (E)
                among J.P. Morgan Chase Commercial Mortgage
                Securities Corp., as depositor, CIBC World Markets
                Corp. for itself as one of the underwriters and J.P. Morgan Securities Inc., for itself and as representative of CIBC World Markets Corp. and
                Bear, Stearns & Co. Inc., as underwriters.

4               Pooling and Servicing Agreement, dated as of June       (E)
                14, 2007, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Capmark
                Finance Inc., as a master servicer, Wells Fargo
                Bank, N.A., as a master servicer, LNR Partners, Inc., as special servicer, and LaSalle Bank
                National Association, as trustee and as paying agent.

10.1            Mortgage Loan Purchase Agreement, dated as of June      (E)
                14, 2007, between JPMorgan Chase Bank, National
                Association and J.P. Morgan Chase Commercial
                Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by JPMorgan Chase Bank, National Association.

10.2            Mortgage Loan Purchase Agreement, dated as of June      (E)
                14, 2007, between CIBC Inc. and J.P. Morgan Chase
                Commercial Mortgage Securities Corp., relating to the mortgage loans sold to the depositor by CIBC
                Inc.